                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Capital Appreciation Portfolio
                              Balanced Portfolio
                              Worldwide Growth Portfolio
                              Money Market Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Money Market Portfolio...................................    5
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    8
                   General portfolio policies for Portfolios other than
                   Money Market Portfolio...................................   10
                   Risks for the Equity Portfolios..........................   12
                   Money Market Portfolio...................................   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   17
                   Management expenses and expense limits...................   17
                   Investment personnel.....................................   18
                OTHER INFORMATION...........................................   20
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   21
                   Portfolios other than Money Market Portfolio.............   21
                   Money Market Portfolio...................................   21
                   Taxes....................................................   21
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   23
                   Purchases................................................   23
                   Redemptions..............................................   24
                   Frequent trading.........................................   24
                   Shareholder communications...............................   24
                FINANCIAL HIGHLIGHTS........................................   25
                GLOSSARY
                   Glossary of investment terms.............................   29


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

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          DOMESTIC EQUITY PORTFOLIOS

          - CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the

 2 Janus Aspen Series
          value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          CAPITAL APPRECIATION PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information, provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                 58.11%    67.00%
                                  1998      1999

           Best Quarter  4th-1999 41.77%  Worst Quarter  3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            67.00%        57.18%
                S&P 500 Index*                                                   21.03%        27.40%
                                                                             --------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  3

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             0.84%   24.79%   16.18%   22.10%   34.28%    26.76%
                              1994    1995     1996     1997     1998      1999

           Best Quarter: 4th-1998  20.32%  Worst Quarter: 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 26.76%    24.68%         20.62%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             1.53%   27.37%   29.04%   22.15%   28.92%    64.45%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1999  42.24%  Worst Quarter  3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Aspen Series

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

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          - MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

          MONEY MARKET PORTFOLIO will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Portfolio.

                                                          Risk return summary  5

          The following information provides an indication of the risks of investing in Money Market Portfolio by showing how Money Market Portfolio's performance has varied over time, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return or yield computations. Total return and yield figures include the effect of the Portfolio's expenses. The bar chart depicts the change in performance from year to year.

           MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                               5.05%    5.17%    5.36%     4.98%
                                               1996     1997     1998      1999

           Best Quarter:  4th-1999  1.40%  Worst Quarter:  1st-1999  1.09%

          The 7-day yield for the Portfolio's Shares on December 31, 1999 was 5.70%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

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FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                         Management            Other         Total Annual Fund
                                             Fee             Expenses       Operating Expenses*
    Capital Appreciation Portfolio          0.65%              0.04%              0.69%
    Balanced Portfolio                      0.65%              0.02%              0.67%
    Worldwide Growth Portfolio              0.65%              0.05%              0.70%
    Money Market Portfolio                  0.25%              0.18%              0.43%

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   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Capital Appreciation, Balanced and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
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   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Capital Appreciation Portfolio                                  $70       $221       $384        $859
    Balanced Portfolio                                              $68       $214       $373        $835
    Worldwide Growth Portfolio                                      $72       $224       $390        $871
    Money Market Portfolio                                          $44       $138       $241        $542

                                                          Risk return summary  7

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Money Market Portfolio                              Janus Money Market Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 12-13 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 8 Janus Aspen Series

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

             Investment objectives, principal investment strategies and risks  9

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 10 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  11

RISKS FOR THE EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF CAPITAL APPRECIATION PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

 12 Janus Aspen Series
            take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

            Investment objectives, principal investment strategies and risks  13

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          Money Market Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          Money Market Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Portfolio may invest in U.S. dollar denominated debt obligations. Debt obligations include:

          - commercial paper

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 14 Janus Aspen Series

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

            Investment objectives, principal investment strategies and risks  15

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 16 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                       Average Daily
                                                        Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                      of Portfolio       Percentage (%)    Percentage (%)
----------------------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio                   All Asset Levels          0.65               N/A
     Balanced Portfolio
     Worldwide Growth Portfolio
----------------------------------------------------------------------------------------------------------------
     Money Market Portfolio                           All Asset Levels          0.25              0.50(1)
----------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory agreements. As noted in the fee table on page 7, however, the Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.75% for Capital Appreciation Portfolio, 0.67% for Balanced Portfolio, 0.66% for Worldwide Growth Portfolio and 0.25% for Money Market Portfolio. These rates were based on a higher fee rate that was previously in effect for certain of these Portfolios.

                                                Management of the portfolios  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

SHARON S. PICHLER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Money Market Portfolio, which she has managed since inception. She also has managed Janus Money Market Fund, Janus Government Money Market
            Fund and Janus Tax-Exempt Money Market Fund since inception. She holds a Bachelor of Arts in Economics from Michigan State
            University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio as of January 2000. She also manages Equity Income Portfolio, Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus
            Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

 18 Janus Aspen Series

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

ASSISTANT PORTFOLIO MANAGER

DANIEL D. SCHOEN
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Money Market Portfolio. He joined Janus in July 1993 and has worked as a trader and credit analyst on Janus Money Market Funds. He has a Bachelor of Arts in Economics from the University of Colorado.

                                                Management of the portfolios  19

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc., at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Each class of each Portfolio, other than Money Market Portfolio, distributes substantially all of its investment income at least semi-annually and of its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Capital Appreciation Portfolio declared a dividend in the amount of $0.25 per share. If the price of Capital Appreciation Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

                                                     Distributions and taxes  21

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 22 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  23

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 24 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------
                                                                   Periods ending December 31
                                                                  1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   13.22       7.32        2.61
  4. Total from investment operations                              13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.11)     (0.01)      (0.04)
  6. Dividends (in excess of net investment income)                   --         --          --
  7. Distributions (from capital gains)                               --         --          --
  8. Distributions (in excess of realized gains)                      --         --          --
  9. Tax return of capital distributions                              --         --          --
 10. Total distributions                                          (0.11)     (0.01)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                               $33.17     $19.94      $12.62
 12. Total return*                                                67.00%     58.11%      26.60%
 13. Net assets, end of period (in thousands)                   $626,611    $74,187      $6,833
 14. Average net assets for the period (in thousands)           $257,422    $25,964      $2,632
 15. Ratio of gross expenses to average net assets**               0.70%(2)   0.92%(2)    1.26%(2)
 16. Ratio of net expenses to average net assets**                 0.70%      0.91%       1.25%
 17. Ratio of net investment income to average net assets**        0.76%      0.27%       1.43%
 18. Portfolio turnover rate**                                       52%        91%        101%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).

                                                        Financial highlights  25

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 26 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  27

MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996      1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00       $1.00       $1.00       $1.00       $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.05        0.05        0.05        0.05        0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     --          --          --          --          --
  4. Total from investment operations                              0.05        0.05        0.05        0.05        0.04
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.05)      (0.05)      (0.05)      (0.05)      (0.04)
  6. Dividends (in excess of net investment income)                  --          --          --          --          --
  7. Distributions (from capital gains)                              --          --          --          --          --
  8. Distributions (in excess of realized gains)                     --          --          --          --          --
  9. Tax return of capital distributions                             --          --          --          --          --
 10. Total distributions                                         (0.05)      (0.05)      (0.05)      (0.05)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                               $1.00       $1.00       $1.00       $1.00       $1.00
 12. Total return*                                                4.98%       5.36%       5.17%       5.05%       3.63%
 13. Net assets, end of period (in thousands)                   $69,266     $38,690     $15,374      $6,016      $1,735
 14. Average net assets for the period (in thousands)           $54,888     $31,665      $8,926      $3,715      $1,543
 15. Ratio of gross expenses to average net assets**              0.43%       0.34%       0.50%       0.50%       0.50%
 16. Ratio of net expenses to average net assets**                0.43%       0.34%       0.50%(2)    0.50%(2)    0.50%(2)
 17. Ratio of net investment income to average net assets**       4.94%       5.21%       5.17%       4.93%       5.30%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) May 1, 1995 (inception) to December 31, 1995.
(2) The ratio was 0.55% in 1997, 0.78% in 1996 and 1.07% in 1995 before waiver of certain fees incurred by the Portfolio.

 28 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

                                                Glossary of investment terms  29

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 30 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  31
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 32 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Balanced Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with different investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    7
                   General portfolio policies...............................   10
                   Risks....................................................   12
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   14
                   Management expenses and expense limits...................   14
                   Investment personnel.....................................   15
                OTHER INFORMATION...........................................   17
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   19
                   Purchases................................................   19
                   Redemptions..............................................   19
                   Frequent trading.........................................   20
                   Shareholder communications...............................   20
                FINANCIAL HIGHLIGHTS........................................   21
                GLOSSARY
                   Glossary of investment terms.............................   25


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             2.76%   30.17%   18.45%   22.75%   35.66%    43.98%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1998  27.71%  Worst Quarter  3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   43.98%    29.89%         24.28%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              0.84%  24.79%   16.18%   22.10%   34.28%    26.76%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1998  20.32%  Worst Quarter  3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 26.76%    24.68%         20.62%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

 4 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                     23.15%   34.71%   18.51%   17.23%    82.27%
                                      1995     1996     1997     1998      1999

           Best Quarter: 4th-1999  58.48%  Worst Quarter: 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares     82.27%    33.25%         28.19%
                Morgan Stanley Capital International EAFE(R) Index*       26.96%    12.83%         11.22%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             1.53%   27.37%   29.04%   22.15%   28.92%    64.45%
                             1994     1995     1996     1997     1998      1999

           Best Quarter  4th-1999  42.24%  Worst Quarter  3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                 Total Annual Fund
                                                   Management          Other         Operating
                                                       Fee           Expenses        Expenses*
    Growth Portfolio                                  0.65%            0.02%           0.67%
    Balanced Portfolio                                0.65%            0.02%           0.67%
    International Growth Portfolio                    0.65%            0.11%           0.76%
    Worldwide Growth Portfolio                        0.65%            0.05%           0.70%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Balanced, International Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $68       $214       $373        $835
    Balanced Portfolio                                              $70       $214       $373        $835
    International Growth Portfolio                                  $78       $243       $422        $942
    Worldwide Growth Portfolio                                      $72       $224       $390        $871

 6 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 12-13 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          BALANCED PORTFOLIO

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets

             Investment objectives, principal investment strategies and risks 7 in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of their holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

 8 Janus Aspen Series

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

             Investment objectives, principal investment strategies and risks  9

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 10 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  11

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 12 Janus Aspen Series

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

            Investment objectives, principal investment strategies and risks  13

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                                    Average Daily
                                                                      Net Assets        Annual Rate
     Fee Schedule                                                    of Portfolio      Percentage (%)
----------------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Balanced Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
----------------------------------------------------------------------------------------------------------

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.67% for Balanced Portfolio, 0.73% for International Growth Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for these Portfolios.

 14 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio co-manager of International Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions.
            She holds a Bachelor of Arts in Economics from Yale University and she has earned the right to use the Chartered Financial
            Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  15

ASSISTANT PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

 16 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE FUND

          The Fund is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc., at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  17

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

                                                         Shareholder's guide  19
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1999          1998          1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.54         $18.48      $15.51      $13.45      $10.57
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07           0.05        0.15        0.17        0.28
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     10.24           6.36        3.34        2.29        2.90
  4. Total from investment operations                                10.31           6.41        3.49        2.46        3.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)         (0.05)      (0.15)      (0.17)      (0.30)
  6. Dividends (in excess of net investment income)                     --             --          --          --          --
  7. Distributions (from capital gains)                             (0.14)         (1.30)      (0.37)      (0.23)          --
  8. Distributions (in excess of realized gains)                        --             --          --          --          --
  9. Tax return of capital distributions                                --             --          --          --          --
 10. Total distributions                                            (0.20)         (1.35)      (0.52)      (0.40)      (0.30)
 11. NET ASSET VALUE, END OF PERIOD                                 $33.65         $23.54      $18.48      $15.51      $13.45
 12. Total return                                                   43.98%         35.66%      22.75%      18.45%      30.17%
 13. Net assets, end of period (in thousands)                   $2,942,649     $1,103,549    $608,281    $325,789    $126,911
 14. Average net assets for the period (in thousands)           $1,775,373       $789,454    $477,914    $216,125     $77,344
 15. Ratio of gross expenses to average net assets                   0.67%(1)       0.68%(1)    0.70%(1)    0.69%(1)    0.78%(1)
 16. Ratio of net expenses to average net assets                     0.67%          0.68%       0.69%       0.69%       0.76%
 17. Ratio of net investment income to average net assets            0.30%          0.26%       0.91%       1.39%       1.24%
 18. Portfolio turnover rate                                           53%            73%        122%         87%        185%
-----------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.98% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  21

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 22 Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $21.27      $18.48      $15.72     $11.95       $9.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.06        0.13        0.11       0.05        0.09
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   17.40        3.07        2.80       4.06        2.16
  4. Total from investment operations                              17.46        3.20        2.91       4.11        2.25
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.06)      (0.14)      (0.11)     (0.11)      (0.02)
  6. Dividends (in excess of net investment income)                   --          --          --         --          --
  7. Distributions (from capital gains)                               --          --      (0.01)     (0.23)          --
  8. Distributions (in excess of realized gains)                      --      (0.27)      (0.03)         --          --
  9. Tax return of capital distributions                              --          --          --         --          --
 10. Total distributions                                          (0.06)      (0.41)      (0.15)     (0.34)      (0.02)
 11. NET ASSET VALUE, END OF PERIOD                               $38.67      $21.27      $18.48     $15.72      $11.95
 12. Total return*                                                82.27%      17.23%      18.51%     34.71%      23.15%
 13. Net assets, end of period (in thousands)                   $810,392    $311,110    $161,091    $27,192      $1,608
 14. Average net assets for the period (in thousands)           $425,876    $234,421     $96,164     $7,437      $1,792
 15. Ratio of gross expenses to average net assets**               0.77%(1)    0.86%(1)    0.96%(1)   1.26%(1)    2.69%(1)
 16. Ratio of net expenses to average net assets**                 0.76%       0.86%       0.96%      1.25%       2.50%
 17. Ratio of net investment income to average net assets**        0.26%       0.73%       0.70%      0.62%      (0.80%)
 18. Portfolio turnover rate**                                       80%         93%         86%        65%        211%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) The ratio was 0.84% in 1999, 0.95% in 1998, 1.08% in 1997, 2.21% in 1996 and
    3.57% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

                                                        Financial highlights  23

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 24 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

                                                Glossary of investment terms  25

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 26 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  27
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 28 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              Balanced Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with different investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    7
                   General portfolio policies...............................    9
                   Risks....................................................   11
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   13
                   Management expenses and expense limits...................   13
                   Investment personnel.....................................   14
                OTHER INFORMATION...........................................   16
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   17
                   Taxes....................................................   17
                SHAREHOLDER'S GUIDE
                   Pricing of Portfolio Shares..............................   18
                   Purchases................................................   18
                   Redemptions..............................................   18
                   Frequent trading.........................................   19
                   Shareholder communications...............................   19
                FINANCIAL HIGHLIGHTS........................................   20
                GLOSSARY
                   Glossary of investment terms.............................   24


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

 2 Janus Aspen Series

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                            16.33%   27.48%    7.95%   12.66%   34.26%   125.40%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1999  59.34%  Worst Quarter  3rd-1999 (14.98%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     ---------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                                                58.11%    67.00%
                                                                 1998      1999

           Best Quarter  4th-1999  41.77%  Worst Quarter  3rd-1999 (9.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            67.00%        57.18%
                S&P 500 Index*                                                   21.03%        27.40%
                                                                             --------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                        0.84%     24.79%    16.18%    22.10%    34.28%    26.76%
                         1994      1995      1996      1997      1998      1999

           Best Quarter: 4th-1998 20.32%  Worst Quarter: 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                  26.76%   24.68%         20.62%
                S&P 500 Index*                                             21.03%   28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                    (2.15%)   7.61%          5.40%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                        1.53%     27.37%    29.04%    22.15%    28.92%    64.45%
                         1994      1995      1996      1997      1998      1999

           Best Quarter: 4th-1999 42.24%  Worst Quarter: 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                       Management          Other           Total Annual Fund
                                           Fee           Expenses         Operating Expenses*
    Aggressive Growth Portfolio           0.65%            0.02%                  0.67%
    Capital Appreciation Portfolio        0.65%            0.04%                  0.69%
    Balanced Portfolio                    0.65%            0.02%                  0.67%
    Worldwide Growth Portfolio            0.65%            0.05%                  0.70%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for
     Aggressive Growth, Capital Appreciation, Balanced and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Capital Appreciation Portfolio                                  $70       $221       $384        $859
    Balanced Portfolio                                              $68       $214       $373        $835
    Worldwide Growth Portfolio                                      $72       $224       $390        $871

 6 Janus Aspen Series

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

             Investment objectives, principal investment strategies and risks  7

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

 8 Janus Aspen Series

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

             Investment objectives, principal investment strategies and risks  9

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 10 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

            Investment objectives, principal investment strategies and risks 11 take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 12 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                                     Average Daily
                                                                      Net Assets         Annual Rate
     Fee Schedule                                                    of Portfolio       Percentage (%)
-----------------------------------------------------------------------------------------------------------
     Aggressive Growth                                             All Asset Levels          0.65
     Capital Appreciation
     Balanced Portfolio
     Worldwide Growth
-----------------------------------------------------------------------------------------------------------

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.68% for Aggressive Growth Portfolio, 0.75% for Capital Appreciation Portfolio, 0.67% for Balanced Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for these Portfolios.

                                                Management of the portfolios  13

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and he has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

 14 Janus Aspen Series

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  15

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares in to a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTIONS OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc., at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 16 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

 18 Janus Aspen Series
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  19

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                  125.40%      34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                         105%         132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

 20 Janus Aspen Series

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------
                                                                   Periods ending December 31
                                                                  1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   13.22       7.32        2.61
  4. Total from investment operations                              13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.11)     (0.01)      (0.04)
  6. Dividends (in excess of net investment income)                   --         --          --
  7. Distributions (from capital gains)                               --         --          --
  8. Distributions (in excess of realized gains)                      --         --          --
  9. Tax return of capital distributions                              --         --          --
 10. Total distributions                                          (0.11)     (0.01)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                               $33.17     $19.94      $12.62
 12. Total return*                                                67.00%     58.11%      26.60%
 13. Net assets, end of period (in thousands)                   $626,611    $74,187      $6,833
 14. Average net assets for the period (in thousands)           $257,422    $25,964      $2,632
 15. Ratio of gross expenses to average net assets**               0.70%(2)   0.92%(2)    1.26%(2)
 16. Ratio of net expenses to average net assets**                 0.70%      0.91%       1.25%
 17. Ratio of net investment income to average net assets**        0.76%      0.27%       1.43%
 18. Portfolio turnover rate**                                       52%        91%        101%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).

                                                        Financial highlights  21

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 22 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  23

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

 24 Janus Aspen Series

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  25

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 26 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  27

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Balanced Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    7
                   General portfolio policies...............................    9
                   Risks....................................................   11
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   13
                   Management expenses and expense limits...................   13
                   Investment personnel.....................................   14
                OTHER INFORMATION...........................................   17
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   19
                   Purchases................................................   19
                   Redemptions..............................................   19
                   Frequent trading.........................................   20
                   Shareholder communications...............................   20
                FINANCIAL HIGHLIGHTS........................................   21
                GLOSSARY
                   Glossary of investment terms.............................   25


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

 2 Janus Aspen Series

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              2.76%   30.17%   18.45%   22.75%   35.66%   43.98%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1998 27.71% Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   43.98%    29.89%         24.28%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             16.33%   27.48%    7.95%   12.66%   34.26%  125.40%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1999 59.34% Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     ---------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES


           Annual Returns for Periods Ended 12/31

                              0.84%   24.79%   16.18%   22.10%   34.28%   26.76%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1998 20.32% Worst Quarter 3rd-1998 (4.97%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 26.76%    24.68%         20.62%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES


           Annual Returns for Periods Ended 12/31

                              1.53%   27.37%   29.04%   22.15%   28.92%   64.45%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1999 42.24% Worst Quarter 3rd-1998 (16.03%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                           Total Annual Fund
                                            Management          Other          Operating
                                                Fee           Expenses          Expenses*
    Growth Portfolio                           0.65%            0.02%             0.67%
    Aggressive Growth Portfolio                0.65%            0.02%             0.67%
    Balanced Portfolio                         0.65%            0.02%             0.67%
    Worldwide Growth Portfolio                 0.65%            0.05%             0.70%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Balanced and Worldwide Growth Portfolios. All
     expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $68       $214       $373        $835
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Balanced Portfolio                                              $68       $214       $373        $835
    Worldwide Growth Portfolio                                      $72       $224       $390        $871

 6 Janus Aspen Series

                                    Investment objectives, principal investment
                                               strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

             Investment objectives, principal investment strategies and risks  7

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

 8 Janus Aspen Series

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

             Investment objectives, principal investment strategies and risks  9

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 10 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

            Investment objectives, principal investment strategies and risks 11 take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 12 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                       Average Daily
                                                         Net Assets         Annual Rate
Fee Schedule                                           of Portfolio       Percentage (%)
-------------------------------------------------------------------------------------------
     Growth Portfolio                                 All Asset Levels         0.65%
     Aggressive Growth Portfolio
     Balanced Portfolio
     Worldwide Growth Portfolio
-------------------------------------------------------------------------------------------

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.68% for Aggressive Growth Portfolio, 0.67% for Balanced Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for these Portfolios.

                                                Management of the portfolios  13

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and he has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

 14 Janus Aspen Series

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  15

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

 16 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares in to a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc., at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  17

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

                                                         Shareholder's guide  19
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1999          1998          1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.54         $18.48      $15.51      $13.45      $10.57
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07           0.05        0.15        0.17        0.28
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     10.24           6.36        3.34        2.29        2.90
  4. Total from investment operations                                10.31           6.41        3.49        2.46        3.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)         (0.05)      (0.15)      (0.17)      (0.30)
  6. Dividends (in excess of net investment income)                     --             --          --          --          --
  7. Distributions (from capital gains)                             (0.14)         (1.30)      (0.37)      (0.23)          --
  8. Distributions (in excess of realized gains)                        --             --          --          --          --
  9. Tax return of capital distributions                                --             --          --          --          --
 10. Total distributions                                            (0.20)         (1.35)      (0.52)      (0.40)      (0.30)
 11. NET ASSET VALUE, END OF PERIOD                                 $33.65         $23.54      $18.48      $15.51      $13.45
 12. Total return                                                   43.98%         35.66%      22.75%      18.45%      30.17%
 13. Net assets, end of period (in thousands)                   $2,942,649     $1,103,549    $608,281    $325,789    $126,911
 14. Average net assets for the period (in thousands)           $1,775,373       $789,454    $477,914    $216,125     $77,344
 15. Ratio of gross expenses to average net assets                   0.67%(1)       0.68%(1)    0.70%(1)    0.69%(1)    0.78%(1)
 16. Ratio of net expenses to average net assets                     0.67%          0.68%       0.69%       0.69%       0.76%
 17. Ratio of net investment income to average net assets            0.30%          0.26%       0.91%       1.39%       1.24%
 18. Portfolio turnover rate                                           53%            73%        122%         87%        185%
-----------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.98% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  21

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                   125.40%     34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                          105%        132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

 22 Janus Aspen Series

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  23

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 24 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

                                                Glossary of investment terms  25

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 26 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  27
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 28 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Balanced Portfolio
                              Worldwide Growth Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes five mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    6
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   Flexible Income Portfolio................................   12
                   General portfolio policies...............................   14
                   Risks for Equity Portfolios..............................   16
                   Risks for Flexible Income Portfolio......................   17
                   Risks Common to All Portfolios...........................   18
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   20
                   Management expenses and expense limits...................   20
                   Investment personnel.....................................   21
                OTHER INFORMATION...........................................   24
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   25
                   Taxes....................................................   25
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   26
                   Purchases................................................   26
                   Redemptions..............................................   26
                   Frequent trading.........................................   27
                   Shareholder communications...............................   27
                FINANCIAL HIGHLIGHTS........................................   28
                GLOSSARY
                   Glossary of investment terms.............................   33
                RATING CATEGORIES
                   Explanation of rating categories.........................   37


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

 2 Janus Aspen Series

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performances illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             2.76%   30.17%   18.45%   22.75%   35.66%    43.98%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1998  27.71%  Worst Quarter  3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   43.98%    29.89%         24.28%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             16.33%  27.48%    7.95%   12.66%   34.26%   125.40%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1999  59.34%  Worst Quarter  3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     ---------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             0.84%   24.79%   16.18%   22.10%   34.28%    26.76%
                              1994    1995     1996     1997     1998      1999

           Best Quarter: 4th-1998  20.32%  Worst Quarter: 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 26.76%    24.68%         20.62%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      --------------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             1.53%   27.37%   29.04%   22.15%   28.92%    64.45%
                             1994     1995     1996     1997     1998      1999

           Best Quarter  4th-1999  42.24%  Worst Quarter  3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Trustees may change the objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds, and these securities may be a big part of the portfolio.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although Flexible Income Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          Flexible Income Portfolio may invest an unlimited amount of its assets in high-yield/high-risk bonds, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of junk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides an indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                            (0.91%)  23.86%    9.19%   11.76%    9.11%     1.60%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  2nd-1995   6.71%  Worst Quarter  2nd-1999 (1.21%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares            1.60%    10.88%          8.50%
                Lehman Brothers Gov't/Corp Bond Index*                    (2.15%)     7.61%          5.40%
                                                                      ---------------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                   Management       Other          Total Annual Fund
                                                       Fee         Expenses       Operating Expenses*
    Growth Portfolio                                 0.65%          0.02%                0.67%
    Aggressive Growth Portfolio                      0.65%          0.02%                0.67%
    Balanced Portfolio                               0.65%          0.02%                0.67%
    Worldwide Growth Portfolio                       0.65%          0.05%                0.70%
    Flexible Income Portfolio                        0.65%          0.07%                0.72%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Balanced and Worldwide Growth Portfolios. All
     expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $68       $214       $373        $835
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Balanced Portfolio                                              $68       $214       $373        $835
    Worldwide Growth Portfolio                                      $72       $224       $390        $871
    Flexible Income Portfolio                                       $74       $230       $401        $894

 8 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 16-19 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

             Investment objectives, principal investment strategies and risks  9

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 10 Janus Aspen Series

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  11

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 17-19 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by

 12 Janus Aspen Series
          averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

            Investment objectives, principal investment strategies and risks  13

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

 14 Janus Aspen Series

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  15

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

 16 Janus Aspen Series

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities, derivative instruments and initial public offerings. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on pages 37-38 for a description of rating categories.

            Investment objectives, principal investment strategies and risks  17

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its assets in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on pages 37-38 for a description of bond rating categories.

 18 Janus Aspen Series

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

            Investment objectives, principal investment strategies and risks  19

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                   All Asset Levels          0.65               N/A
     Aggressive Growth Portfolio
     Balanced Portfolio
     Worldwide Growth Portfolio
-------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                          First $300 Million        0.65              1.00(1)
                                                        Over $300 Million         0.55
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory agreements. As noted in the fee table on page 8, however, the Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.68% for Aggressive Growth Portfolio, 0.67% for Balanced Portfolio, 0.66% for Worldwide Growth Portfolio and 0.65% for Flexible Income Portfolio. These rates were based on a higher fee rate that was previously in effect for certain of these Portfolios.

 20 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
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            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and she has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  21

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and has earned the right to use the Chartered
            Financial Analyst designation.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

 22 Janus Aspen Series

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

                                                Management of the portfolios  23

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares in to a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc., at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  25

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

 26 Janus Aspen Series
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  27

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1999          1998          1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.54         $18.48      $15.51      $13.45      $10.57
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07           0.05        0.15        0.17        0.28
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     10.24           6.36        3.34        2.29        2.90
  4. Total from investment operations                                10.31           6.41        3.49        2.46        3.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)         (0.05)      (0.15)      (0.17)      (0.30)
  6. Dividends (in excess of net investment income)                     --             --          --          --          --
  7. Distributions (from capital gains)                             (0.14)         (1.30)      (0.37)      (0.23)          --
  8. Distributions (in excess of realized gains)                        --             --          --          --          --
  9. Tax return of capital distributions                                --             --          --          --          --
 10. Total distributions                                            (0.20)         (1.35)      (0.52)      (0.40)      (0.30)
 11. NET ASSET VALUE, END OF PERIOD                                 $33.65         $23.54      $18.48      $15.51      $13.45
 12. Total return                                                   43.98%         35.66%      22.75%      18.45%      30.17%
 13. Net assets, end of period (in thousands)                   $2,942,649     $1,103,549    $608,281    $325,789    $126,911
 14. Average net assets for the period (in thousands)           $1,775,373       $789,454    $477,914    $216,125     $77,344
 15. Ratio of gross expenses to average net assets                   0.67%(1)       0.68%(1)    0.70%(1)    0.69%(1)    0.78%(1)
 16. Ratio of net expenses to average net assets                     0.67%          0.68%       0.69%       0.69%       0.76%
 17. Ratio of net investment income to average net assets            0.30%          0.26%       0.91%       1.39%       1.24%
 18. Portfolio turnover rate                                           53%            73%        122%         87%        185%
-----------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.98% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 28 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                   125.40%     34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                          105%        132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  29

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 30 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  31

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $12.05      $11.78     $11.24      $11.11       $9.48
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.76        0.64       0.67        0.74        0.53
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (0.58)        0.41       0.62        0.24        1.70
  4. Total from investment operations                               0.18        1.05       1.29        0.98        2.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.75)      (0.67)     (0.64)      (0.72)      (0.60)
  6. Dividends (in excess of net investment income)                   --          --         --          --          --
  7. Distributions (from capital gains)                           (0.07)      (0.11)     (0.11)      (0.13)          --
  8. Distributions (in excess of realized gains)                      --          --         --          --          --
  9. Tax return of capital distributions                              --          --         --          --          --
 10. Total distributions                                          (0.82)      (0.78)     (0.75)      (0.85)      (0.60)
 11. NET ASSET VALUE, END OF PERIOD                               $11.41      $12.05     $11.78      $11.24      $11.11
 12. Total return                                                  1.60%       9.11%     11.76%       9.19%      23.86%
 13. Net assets, end of period (in thousands)                   $186,681    $129,582    $54,098     $25,315     $10,831
 14. Average net assets for the period (in thousands)           $161,459     $86,627    $36,547     $17,889      $5,556
 15. Ratio of gross expenses to average net assets                 0.72%       0.73%      0.75%       0.84%       1.07%
 16. Ratio of net expenses to average net assets                   0.72%       0.73%      0.75%       0.83%       1.00%
 17. Ratio of net investment income to average net assets          6.99%       6.36%      6.90%       7.31%       7.46%
 18. Portfolio turnover rate                                        116%        145%       119%        250%        236%
------------------------------------------------------------------------------------------------------------------------

 32 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

                                                Glossary of investment terms  33

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 34 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  35
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 36 Janus Aspen Series

                                                Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  37

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 38 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1999, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                        5%
                 AA                                                                         6%
                 A                                                                         10%
                 BBB                                                                       23%
                 BB                                                                        12%
                 B                                                                         19%
                 CCC                                                                        2%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  6%
                 Preferred Stock                                                            2%
                 Cash and Options                                                          15%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1999.

                                            Explanation of rating categories  39

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              Balanced Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes five mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    8
                   General portfolio policies...............................   10
                   Risks....................................................   12
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   14
                   Management expenses and expense limits...................   14
                   Investment personnel.....................................   15
                OTHER INFORMATION...........................................   18
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   19
                   Taxes....................................................   19
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   20
                   Purchases................................................   20
                   Redemptions..............................................   20
                   Frequent trading.........................................   21
                   Shareholder communications...............................   21
                FINANCIAL HIGHLIGHTS........................................   22
                GLOSSARY
                   Glossary of investment terms.............................   27


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              2.76%   30.17%   18.45%   22.75%   35.66%   43.98%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1998 27.71% Worst Quarter 3rd-1998 (10.92)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   43.98%    29.89%         24.28%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             16.33%   27.48%    7.95%   12.66%   34.26%  125.40%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1999 59.34% Worst Quarter 3rd-1998 (14.98)




                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     ------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                                                 58.11%   67.00%
                                                                  1998     1999

           Best Quarter 4th-1999 41.77% Worst Quarter 3rd-1998 (9.98%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            67.00%        57.18%
                S&P 500 Index*                                                   21.03%        27.40%
                                                                             -----------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              0.84%   24.79%   16.18%   22.10%   34.28%   26.76%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1998 20.32% Worst Quarter 3rd-1998 (4.97%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 26.76%    24.68%         20.62%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      -----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  5

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              1.53%   27.37%   29.04%   22.15%   28.92%   64.45%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1999 42.24% Worst Quarter 3rd-1998 (16.03%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                           Management       Other      Total Annual Fund
                                               Fee         Expenses   Operating Expenses*
    Growth Portfolio                         0.65%          0.02%           0.67%
    Aggressive Growth Portfolio              0.65%          0.02%           0.67%
    Capital Appreciation Portfolio           0.65%          0.04%           0.69%
    Balanced Portfolio                       0.65%          0.02%           0.67%
    Worldwide Growth Portfolio               0.65%          0.05%           0.70%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, Balanced and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $68       $214       $373        $835
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Capital Appreciation Portfolio                                  $70       $221       $384        $859
    Balanced Portfolio                                              $68       $214       $373        $835
    Worldwide Growth Portfolio                                      $72       $224       $390        $871

                                                          Risk return summary  7

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 12-13 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 8 Janus Aspen Series

          BALANCED PORTFOLIO

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

             Investment objectives, principal investment strategies and risks  9

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

 10 Janus Aspen Series

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  11

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

 12 Janus Aspen Series
            take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description on bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

            Investment objectives, principal investment strategies and risks  13

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                                    Average Daily
                                                                      Net Assets        Annual Rate
     Fee Schedule                                                    of Portfolio      Percentage (%)
---------------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Aggressive Growth Portfolio
     Capital Appreciation Portfolio
     Balanced Portfolio
     Worldwide Growth Portfolio
---------------------------------------------------------------------------------------------------------

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.68% for Aggressive Growth Portfolio, 0.75% for Capital Appreciation Portfolio, 0.67% for Balanced Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for these Portfolios.

 14 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  15

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

 16 Janus Aspen Series

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

                                                Management of the portfolios  17

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc., at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 18 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  19

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

 20 Janus Aspen Series
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1999          1998          1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.54         $18.48      $15.51      $13.45      $10.57
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07           0.05        0.15        0.17        0.28
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     10.24           6.36        3.34        2.29        2.90
  4. Total from investment operations                                10.31           6.41        3.49        2.46        3.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)         (0.05)      (0.15)      (0.17)      (0.30)
  6. Dividends (in excess of net investment income)                     --             --          --          --          --
  7. Distributions (from capital gains)                             (0.14)         (1.30)      (0.37)      (0.23)          --
  8. Distributions (in excess of realized gains)                        --             --          --          --          --
  9. Tax return of capital distributions                                --             --          --          --          --
 10. Total distributions                                            (0.20)         (1.35)      (0.52)      (0.40)      (0.30)
 11. NET ASSET VALUE, END OF PERIOD                                 $33.65         $23.54      $18.48      $15.51      $13.45
 12. Total return                                                   43.98%         35.66%      22.75%      18.45%      30.17%
 13. Net assets, end of period (in thousands)                   $2,942,649     $1,103,549    $608,281    $325,789    $126,911
 14. Average net assets for the period (in thousands)           $1,775,373       $789,454    $477,914    $216,125     $77,344
 15. Ratio of gross expenses to average net assets                   0.67%(1)       0.68%(1)    0.70%(1)    0.69%(1)    0.78%(1)
 16. Ratio of net expenses to average net assets                     0.67%          0.68%       0.69%       0.69%       0.76%
 17. Ratio of net investment income to average net assets            0.30%          0.26%       0.91%       1.39%       1.24%
 18. Portfolio turnover rate                                           53%            73%        122%         87%        185%
-----------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.98% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 22 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                  125.40%      34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                          105%        132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  23

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------
                                                                   Periods ending December 31
                                                                  1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   13.22       7.32        2.61
  4. Total from investment operations                              13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.11)     (0.01)      (0.04)
  6. Dividends (in excess of net investment income)                   --         --          --
  7. Distributions (from capital gains)                               --         --          --
  8. Distributions (in excess of realized gains)                      --         --          --
  9. Tax return of capital distributions                              --         --          --
 10. Total distributions                                          (0.11)     (0.01)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                               $33.17     $19.94      $12.62
 12. Total return*                                                67.00%     58.11%      26.60%
 13. Net assets, end of period (in thousands)                   $626,611    $74,187      $6,833
 14. Average net assets for the period (in thousands)           $257,422    $25,964      $2,632
 15. Ratio of gross expenses to average net assets**               0.70%(2)   0.92%(2)    1.26%(2)
 16. Ratio of net expenses to average net assets**                 0.70%      0.91%       1.25%
 17. Ratio of net investment income to average net assets**        0.76%      0.27%       1.43%
 18. Portfolio turnover rate**                                       52%        91%        101%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).

 24 Janus Aspen Series

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  25

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 26 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

                                                Glossary of investment terms  27

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 28 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  29
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 30 Janus Aspen Series

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Balanced Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes five mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    8
                   General portfolio policies...............................   11
                   Risks....................................................   13
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses and expense limits...................   15
                   Investment personnel.....................................   16
                OTHER INFORMATION...........................................   19
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   20
                   Taxes....................................................   20
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   21
                   Purchases................................................   21
                   Redemptions..............................................   21
                   Frequent trading.........................................   22
                   Shareholder communications...............................   22
                FINANCIAL HIGHLIGHTS........................................   23
                GLOSSARY
                   Glossary of investment terms.............................   28


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

 2 Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             2.76%   30.17%   18.45%   22.75%   35.66%    43.98%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1998  27.71%  Worst Quarter  3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   43.98%    29.89%         24.28%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             16.33%  27.48%    7.95%   12.66%   34.26%   125.40%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1999  59.34%  Worst Quarter  3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     -----------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             0.84%   24.79%   16.18%   22.10%   34.28%    26.76%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1998  20.32%  Worst Quarter  3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 26.76%    24.68%         20.62%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                Lehman Brothers Gov't/Corp Bond Index**                   (2.15%)    7.61%          5.40%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                     23.15%   34.71%   18.51%   17.23%    82.27%
                                      1995     1996     1997     1998      1999

           Best Quarter  4th-1999  58.48%  Worst Quarter  3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares     82.27%    33.25%         28.19%
                Morgan Stanley Capital International EAFE(R) Index*       26.96%    12.83%         11.22%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk return summary  5

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              1.53%  27.37%   29.04%   22.15%   28.92%    64.45%
                              1994    1995     1996     1997     1998      1999

           Best Quarter  4th-1999  42.24%  Worst Quarter  3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                   Management         Other       Total Annual Fund
                                                       Fee           Expenses    Operating Expenses*
    Growth Portfolio                                 0.65%            0.02%             0.67%
    Aggressive Growth Portfolio                      0.65%            0.02%             0.67%
    Balanced Portfolio                               0.65%            0.02%             0.67%
    International Growth Portfolio                   0.65%            0.11%             0.76%
    Worldwide Growth Portfolio                       0.65%            0.05%             0.70%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Balanced, International Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $68       $214       $373        $835
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Balanced Portfolio                                              $68       $214       $373        $835
    International Growth Portfolio                                  $78       $243       $422        $942
    Worldwide Growth Portfolio                                      $72       $224       $390        $871

                                                          Risk return summary  7

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 13-14 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

          BALANCED PORTFOLIO

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected

 8 Janus Aspen Series
          primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for Balanced Portfolio, realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not

             Investment objectives, principal investment strategies and risks 9 emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of their holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio is expected to consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 10 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

            Investment objectives, principal investment strategies and risks  11

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 12 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

            Investment objectives, principal investment strategies and risks 13 take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 14 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                                    Average Daily
                                                                      Net Assets        Annual Rate
     Fee Schedule                                                   of Portfolio      Percentage (%)
----------------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Aggressive Growth Portfolio
     Balanced Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
----------------------------------------------------------------------------------------------------------

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.68% for Aggressive Growth Portfolio, 0.67% for Balanced Portfolio, 0.73% for International Growth Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for these Portfolios.

                                                Management of the portfolios  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and he has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio and Equity Income Portfolio as of January 2000, and an assistant portfolio manager of Growth Portfolio since 1998. She also manages Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms.
            Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She has earned the right to use the Chartered Financial Analyst designation.

 16 Janus Aspen Series

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  17

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

 18 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 20 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive up Portfolio expenses. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

                                                         Shareholder's guide  21
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 22 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1999          1998          1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.54         $18.48      $15.51      $13.45      $10.57
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07           0.05        0.15        0.17        0.28
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     10.24           6.36        3.34        2.29        2.90
  4. Total from investment operations                                10.31           6.41        3.49        2.46        3.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)         (0.05)      (0.15)      (0.17)      (0.30)
  6. Dividends (in excess of net investment income)                     --             --          --          --          --
  7. Distributions (from capital gains)                             (0.14)         (1.30)      (0.37)      (0.23)          --
  8. Distributions (in excess of realized gains)                        --             --          --          --          --
  9. Tax return of capital distributions                                --             --          --          --          --
 10. Total distributions                                            (0.20)         (1.35)      (0.52)      (0.40)      (0.30)
 11. NET ASSET VALUE, END OF PERIOD                                 $33.65         $23.54      $18.48      $15.51      $13.45
 12. Total return                                                   43.98%         35.66%      22.75%      18.45%      30.17%
 13. Net assets, end of period (in thousands)                   $2,942,649     $1,103,549    $608,281    $325,789    $126,911
 14. Average net assets for the period (in thousands)           $1,775,373       $789,454    $477,914    $216,125     $77,344
 15. Ratio of gross expenses to average net assets                   0.67%(1)       0.68%(1)    0.70%(1)    0.69%(1)    0.78%(1)
 16. Ratio of net expenses to average net assets                     0.67%          0.68%       0.69%       0.69%       0.76%
 17. Ratio of net investment income to average net assets            0.30%          0.26%       0.91%       1.39%       1.24%
 18. Portfolio turnover rate                                           53%            73%        122%         87%        185%
-----------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.98% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  23

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                   125.40%     34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                          105%        132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

 24 Janus Aspen Series

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $22.50      $17.47      $14.77     $13.03      $10.63
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.59        0.39        0.34       0.32        0.17
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      5.38        5.51        2.89       1.81        2.45
  4. Total from investment operations                                 5.97        5.90        3.23       2.13        2.62
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.56)      (0.38)      (0.35)     (0.30)      (0.22)
  6. Dividends (in excess of net investment income)                     --          --          --         --          --
  7. Distributions (from capital gains)                                 --      (0.45)      (0.18)     (0.09)          --
  8. Distributions (in excess of realized gains)                        --      (0.04)          --         --          --
  9. Tax return of capital distributions                                --          --          --         --          --
 10. Total distributions                                            (0.56)      (0.87)      (0.53)     (0.39)      (0.22)
 11. NET ASSET VALUE, END OF PERIOD                                 $27.91      $22.50      $17.47     $14.77      $13.03
 12. Total return                                                   26.76%      34.28%      22.10%     16.18%      24.79%
 13. Net assets, end of period (in thousands)                   $2,453,079    $882,495    $362,409    $85,480     $14,021
 14. Average net assets for the period (in thousands)           $1,583,635    $555,002    $176,432    $43,414      $5,739
 15. Ratio of gross expenses to average net assets                   0.69%(1)    0.74%(1)    0.83%(1)   0.94%(1)    1.37%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.74%       0.82%      0.92%       1.30%
 17. Ratio of net investment income to average net assets            2.86%       2.41%       2.87%      2.92%       2.41%
 18. Portfolio turnover rate                                           92%         70%        139%       103%        149%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.74% in 1998, 0.83% in 1997, 1.07% in 1996 and
    1.55% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  25

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $21.27      $18.48      $15.72     $11.95       $9.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.06        0.13        0.11       0.05        0.09
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   17.40        3.07        2.80       4.06        2.16
  4. Total from investment operations                              17.46        3.20        2.91       4.11        2.25
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.06)      (0.14)      (0.11)     (0.11)      (0.02)
  6. Dividends (in excess of net investment income)                   --          --          --         --          --
  7. Distributions (from capital gains)                               --          --      (0.01)     (0.23)          --
  8. Distributions (in excess of realized gains)                      --      (0.27)      (0.03)         --          --
  9. Tax return of capital distributions                              --          --          --         --          --
 10. Total distributions                                          (0.06)      (0.41)      (0.15)     (0.34)      (0.02)
 11. NET ASSET VALUE, END OF PERIOD                               $38.67      $21.27      $18.48     $15.72      $11.95
 12. Total return*                                                82.27%      17.23%      18.51%     34.71%      23.15%
 13. Net assets, end of period (in thousands)                   $810,392    $311,110    $161,091    $27,192      $1,608
 14. Average net assets for the period (in thousands)           $425,876    $234,421     $96,164     $7,437      $1,792
 15. Ratio of gross expenses to average net assets**               0.77%(1)    0.86%(1)    0.96%(1)   1.26%(1)    2.69%(1)
 16. Ratio of net expenses to average net assets**                 0.76%       0.86%       0.96%      1.25%       2.50%
 17. Ratio of net investment income to average net assets**        0.26%       0.73%       0.70%      0.62%      (0.80%)
 18. Portfolio turnover rate**                                       80%         93%         86%        65%        211%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) The ratio was 0.84% in 1999, 0.95% in 1998, 1.08% in 1997, 2.21% in 1996 and
    3.57% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 26 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  27

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

 28 Janus Aspen Series

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  29

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 30 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  31

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Aggressive Growth Portfolio
                              Capital Appreciation
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes five mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and current income. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    6
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   Flexible Income Portfolio................................   10
                   General portfolio policies...............................   12
                   Risks for Equity Portfolios..............................   15
                   Risks for Flexible Income Portfolio......................   16
                   Risks Common to All Portfolios...........................   17
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   19
                   Management expenses and expense limits...................   19
                   Investment personnel.....................................   20
                OTHER INFORMATION...........................................   22
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   23
                   Taxes....................................................   23
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   24
                   Purchases................................................   24
                   Redemptions..............................................   24
                   Frequent trading.........................................   25
                   Shareholder communications...............................   25
                FINANCIAL HIGHLIGHTS........................................   26
                GLOSSARY
                   Glossary of investment terms.............................   31
                RATING CATEGORIES
                   Explanation of rating categories.........................   35


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

 2 Janus Aspen Series

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include changes and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             16.33%   27.48%    7.95%   12.66%   34.26%  125.40%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1999 59.34% Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     ---------------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  3

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                                                 58.11%   67.00%
                                                                  1998     1999

           Best Quarter 4th-1998 41.77% Worst Quarter 3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            67.00%        57.18%
                S&P 500 Index*                                                   21.03%        27.40%
                                                                             --------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                      23.15%   34.71%   18.51%   17.23%   82.27%
                                       1995     1996     1997     1998     1999

           Best Quarter 4th-1999 58.48% Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares     82.27%    33.25%         28.19%
                Morgan Stanley Capital International EAFE(R) Index*       26.96%    12.83%         11.22%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                              1.53%   27.37%   29.04%   22.15%   28.92%   64.45%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 4th-1999 42.24% Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      --------------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FLEXIBLE INCOME PORTFOLIO

          The Flexible Income Portfolio is designed for long-term investors who primarily seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds, and these securities may be a big part of the portfolio.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although Flexible Income Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          Flexible Income Portfolio may invest an unlimited amount of its assets in high-yield/high-risk bonds, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of Flexible Income Portfolio may vary significantly, depending upon its holdings of junk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges or expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES


           Annual Returns for Periods Ended 12/31

                            (0.91%)   23.86%    9.19%   11.76%    9.11%    1.60%
                              1994     1995     1996     1997     1998     1999

           Best Quarter 2nd-1995 6.71%    Worst Quarter 2nd-1999 (1.21%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                          1 year     5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares            1.60%    10.88%          8.50%
                Lehman Brothers Gov't/Corp Bond Index*                    (2.15%)     7.61%          5.40%
                                                                      ---------------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                   Management      Other     Total Annual Fund
                                                       Fee       Expenses   Operating Expenses*
    Aggressive Growth Portfolio                       0.65%        0.02%           0.67%
    Capital Appreciation Portfolio                    0.65%        0.04%           0.69%
    International Growth Portfolio                    0.65%        0.11%           0.76%
    Worldwide Growth Portfolio                        0.65%        0.05%           0.70%
    Flexible Income Portfolio                         0.65%        0.07%           0.72%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for
     Aggressive Growth, Capital Appreciation, International Growth and
     Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Capital Appreciation Portfolio                                  $70       $221       $384        $859
    International Growth Portfolio                                  $78       $243       $422        $942
    Worldwide Growth Portfolio                                      $72       $224       $390        $871
    Flexible Income Portfolio                                       $74       $230       $401        $894

 8 Janus Aspen Series

                                    Investment objectives, principal investment
                                               strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 15-18 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

             Investment objectives, principal investment strategies and risks  9

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 10 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 16-18 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 11 averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

 12 Janus Aspen Series

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security

            Investment objectives, principal investment strategies and risks 13 and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 14 Janus Aspen Series

RISKS FOR THE EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

            Investment objectives, principal investment strategies and risks  15

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities, initial public offerings
          (IPOs) and derivative instruments. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on pages 35 and 36 for a description of rating categories.

 16 Janus Aspen Series

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its assets in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on pages 35 and 36 for a description of bond rating categories.

            Investment objectives, principal investment strategies and risks  17

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 18 Janus Aspen Series

                                                   Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-----------------------------------------------------------------------------------------------------------------
     Aggressive Growth Portfolio                        All Asset Levels          0.65               N/A
     Capital Appreciation Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                          First $300 Million        0.65              1.00(1)
                                                        Over $300 Million         0.55
-----------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory agreements. As noted in the fee table on page 8, however, the Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.68% for Aggressive Growth Portfolio, 0.75% for Capital Appreciation Portfolio, 0.73% for International Growth Portfolio, 0.66% for Worldwide Growth Portfolio and 0.65% for Flexible Income Portfolio. These rates were based on a higher fee rate that was previously in effect for certain of these Portfolios.

                                                Management of the portfolios  19

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and he has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

 20 Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and has earned the right to use the Chartered
            Financial Analyst designation.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the portfolios  21

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22 Janus Aspen Series

                                                        Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  23

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

 24 Janus Aspen Series
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  25

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                   125.40%     34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                          105%        132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

 26 Janus Aspen Series

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------
                                                                   Periods ending December 31
                                                                  1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   13.22       7.32        2.61
  4. Total from investment operations                              13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.11)     (0.01)      (0.04)
  6. Dividends (in excess of net investment income)                   --         --          --
  7. Distributions (from capital gains)                               --         --          --
  8. Distributions (in excess of realized gains)                      --         --          --
  9. Tax return of capital distributions                              --         --          --
 10. Total distributions                                          (0.11)     (0.01)      (0.04)
 11. NET ASSET VALUE, END OF PERIOD                               $33.17     $19.94      $12.62
 12. Total return*                                                67.00%     58.11%      26.60%
 13. Net assets, end of period (in thousands)                   $626,611    $74,187      $6,833
 14. Average net assets for the period (in thousands)           $257,422    $25,964      $2,632
 15. Ratio of gross expenses to average net assets**               0.70%(2)   0.92%(2)    1.26%(2)
 16. Ratio of net expenses to average net assets**                 0.70%      0.91%       1.25%
 17. Ratio of net investment income to average net assets**        0.76%      0.27%       1.43%
 18. Portfolio turnover rate**                                       52%        91%        101%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 0.79% in 1999, 0.97% in 1998 and 2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).

                                                        Financial highlights  27

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $21.27      $18.48      $15.72     $11.95       $9.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.06        0.13        0.11       0.05        0.09
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   17.40        3.07        2.80       4.06        2.16
  4. Total from investment operations                              17.46        3.20        2.91       4.11        2.25
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.06)      (0.14)      (0.11)     (0.11)      (0.02)
  6. Dividends (in excess of net investment income)                   --          --          --         --          --
  7. Distributions (from capital gains)                               --          --      (0.01)     (0.23)          --
  8. Distributions (in excess of realized gains)                      --      (0.27)      (0.03)         --          --
  9. Tax return of capital distributions                              --          --          --         --          --
 10. Total distributions                                          (0.06)      (0.41)      (0.15)     (0.34)      (0.02)
 11. NET ASSET VALUE, END OF PERIOD                               $38.67      $21.27      $18.48     $15.72      $11.95
 12. Total return*                                                82.27%      17.23%      18.51%     34.71%      23.15%
 13. Net assets, end of period (in thousands)                   $810,392    $311,110    $161,091    $27,192      $1,608
 14. Average net assets for the period (in thousands)           $425,876    $234,421     $96,164     $7,437      $1,792
 15. Ratio of gross expenses to average net assets**               0.77%(1)    0.86%(1)    0.96%(1)   1.26%(1)    2.69%(1)
 16. Ratio of net expenses to average net assets**                 0.76%       0.86%       0.96%      1.25%       2.50%
 17. Ratio of net investment income to average net assets**        0.26%       0.73%       0.70%      0.62%      (0.80%)
 18. Portfolio turnover rate**                                       80%         93%         86%        65%        211%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) The ratio was 0.84% in 1999, 0.95% in 1998, 1.08% in 1997, 2.21% in 1996 and
    3.57% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 28 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  29

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $12.05      $11.78     $11.24      $11.11       $9.48
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.76        0.64       0.67        0.74        0.53
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (0.58)        0.41       0.62        0.24        1.70
  4. Total from investment operations                               0.18        1.05       1.29        0.98        2.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.75)      (0.67)     (0.64)      (0.72)      (0.60)
  6. Dividends (in excess of net investment income)                   --          --         --          --          --
  7. Distributions (from capital gains)                           (0.07)      (0.11)     (0.11)      (0.13)          --
  8. Distributions (in excess of realized gains)                      --          --         --          --          --
  9. Tax return of capital distributions                              --          --         --          --          --
 10. Total distributions                                          (0.82)      (0.78)     (0.75)      (0.85)      (0.60)
 11. NET ASSET VALUE, END OF PERIOD                               $11.41      $12.05     $11.78      $11.24      $11.11
 12. Total return                                                  1.60%       9.11%     11.76%       9.19%      23.86%
 13. Net assets, end of period (in thousands)                   $186,681    $129,582    $54,098     $25,315     $10,831
 14. Average net assets for the period (in thousands)           $161,459     $86,627    $36,547     $17,889      $5,556
 15. Ratio of gross expenses to average net assets                 0.72%       0.73%      0.75%       0.84%       1.07%
 16. Ratio of net expenses to average net assets                   0.72%       0.73%      0.75%       0.83%       1.00%
 17. Ratio of net investment income to average net assets          6.99%       6.36%      6.90%       7.31%       7.46%
 18. Portfolio turnover rate                                        116%        145%       119%        250%        236%
------------------------------------------------------------------------------------------------------------------------

 30 Janus Aspen Series

                                                   Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

                                                Glossary of investment terms  31

          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 32 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  33
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 34 Janus Aspen Series

                                               Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  35

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 36 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1999, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                        5%
                 AA                                                                         6%
                 A                                                                         10%
                 BBB                                                                       23%
                 BB                                                                        12%
                 B                                                                         19%
                 CCC                                                                        2%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  6%
                 Preferred Stock                                                            2%
                 Cash and Options                                                          15%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1999.

                                            Explanation of rating categories  37

[JANUS LOGO]

        1-800-525-0020
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series
                   Institutional Shares

                              PROSPECTUS
                              MAY 1, 2000
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with different investment objectives. Each Portfolio of Janus Aspen Series currently offers two or three classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    7
                   General portfolio policies...............................    9
                   Risks....................................................   11
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   13
                   Management expenses and expense limits...................   13
                   Investment personnel.....................................   14
                OTHER INFORMATION...........................................   16
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   17
                   Taxes....................................................   17
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   18
                   Purchases................................................   18
                   Redemptions..............................................   18
                   Frequent trading.........................................   19
                   Shareholder communications...............................   19
                FINANCIAL HIGHLIGHTS........................................   20
                GLOSSARY
                   Glossary of investment terms.............................   24


                                                            Table of contents  1

Risk return summary

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk of investing in these Portfolios is that their returns may vary, and you could lose money. If you are considering investing in any of the Equity Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             2.76%   30.17%   18.45%   22.75%   35.66%    43.98%
                             1994     1995     1996     1997     1998      1999

           Best Quarter  4th-1998  27.71%  Worst Quarter  3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   43.98%    29.89%         24.28%
                S&P 500 Index*                                            21.03%    28.54%         22.68%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                            16.33%   27.48%    7.95%   12.66%   34.26%   125.40%
                             1994     1995     1996     1997     1998      1999

           Best Quarter  4th-1999  59.34%  Worst Quarter  3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                         1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares       125.40%    36.23%         34.42%
                S&P MidCap 400 Index*                                     14.72%    23.05%         18.08%
                                                                     -----------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                                     23.15%   34.71%   18.51%   17.23%   82.27%
                                      1995     1996     1997     1998     1999

           Best Quarter  4th-1999  58.48%  Worst Quarter  3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares     82.27%    33.25%         28.19%
                Morgan Stanley Capital International EAFE(R) Index*       26.96%    12.83%         11.22%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual Returns for Periods Ended 12/31

                             1.53%   27.37%   29.04%   22.15%   28.92%    64.45%
                             1994     1995     1996     1997     1998      1999

           Best Quarter  4th-1999  42.24%  Worst Quarter  3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         64.45%    33.60%         29.71%
                Morgan Stanley Capital International World Index*         24.93%    19.76%         16.41%
                                                                      ----------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                     Total Annual Fund
                                       Management      Other             Operating
                                          Fee         Expenses           Expenses*
    Growth Portfolio                      0.65%         0.02%             0.67%
    Aggressive Growth Portfolio           0.65%         0.02%             0.67%
    International Growth Portfolio        0.65%         0.11%             0.76%
    Worldwide Growth Portfolio            0.65%         0.05%             0.70%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $68       $214       $373        $835
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    International Growth Portfolio                                  $78       $243       $422        $942
    Worldwide Growth Portfolio                                      $72       $224       $390        $871

 6 Janus Aspen Series

                                    Investment objectives, principal investment
                                               strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.

             Investment objectives, principal investment strategies and risks  7

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 8 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Equity Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

             Investment objectives, principal investment strategies and risks  9

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 10 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may

            Investment objectives, principal investment strategies and risks 11 take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 12 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                                    Average Daily
                                                                      Net Assets        Annual Rate
     Fee Schedule                                                    of Portfolio      Percentage (%)
----------------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Aggressive Growth Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
----------------------------------------------------------------------------------------------------------

          For the fiscal year ended December 31, 1999, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.67% for Growth Portfolio, 0.68% for Aggressive Growth Portfolio, 0.73% for International Growth Portfolio and 0.66% for Worldwide Growth Portfolio. These rates were based on a higher fee rate that was previously in effect for these Portfolios.

                                                Management of the portfolios  13

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio which he has co-managed since May 1998 and December 1999, respectively. He has also co-managed Janus Overseas Fund and Janus Worldwide Fund since April 1998 and September 1999, respectively. He served as assistant portfolio manager for these Funds since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Worldwide Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide
            Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth Portfolio as of January 2000. He previously managed Balanced Portfolio from May 1996 to December 1999 and Equity Income
            Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January
            2000, Janus Balanced Fund from January 1996 until December 1999 and Janus Equity Income Fund from inception until December 1999.
            He was an assistant portfolio manager of Janus Fund from January 1994 until December 1999. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

 14 Janus Aspen Series

ASSISTANT PORTFOLIO MANAGERS

MATTHEW A. ANKRUM
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio.
            He is also assistant portfolio manager of Janus Enterprise Fund.
            Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 through 1995. He was also a fixed-income research analyst at Conseco Capital Management.
            Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Strategic Value
            Portfolio, Janus Strategic Value Fund and Janus Special
            Situations Fund, each of which he has managed since its inception. He obtained a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. Mr.
            Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.

                                                Management of the portfolios  15

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Retirement Shares of certain Portfolios are offered only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or the Retirement Shares, please call 1-800-525-0020.

          During the third quarter of 2000, the Retirement Shares shareholders will be asked to approve the spin-off of the Retirement Shares into a separate Delaware business trust, Janus Adviser Series. In connection with this spin-off, each Portfolio will distribute all of its ordinary income and capital gain income earned through the date of the spin-off. The distributions will be made for all classes, including Institutional Shares. It is anticipated that the spin-off and distributions will occur during the third quarter of 2000.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF EACH PORTFOLIO

          Each Portfolio is distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 16 Janus Aspen Series

                                                        Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio distributes substantially all of its investment income at least semi-annually and its net realized gains, if any, at least annually. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios do not permit frequent trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption

 18 Janus Aspen Series
          proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

FREQUENT TRADING

          Frequent trading of Portfolio shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. The Portfolios do not permit frequent trading or market timing. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Portfolio's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, a Portfolio reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. A Portfolio may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Portfolio allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  19

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 11 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1999          1998          1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.54         $18.48      $15.51      $13.45      $10.57
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07           0.05        0.15        0.17        0.28
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     10.24           6.36        3.34        2.29        2.90
  4. Total from investment operations                                10.31           6.41        3.49        2.46        3.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)         (0.05)      (0.15)      (0.17)      (0.30)
  6. Dividends (in excess of net investment income)                     --             --          --          --          --
  7. Distributions (from capital gains)                             (0.14)         (1.30)      (0.37)      (0.23)          --
  8. Distributions (in excess of realized gains)                        --             --          --          --          --
  9. Tax return of capital distributions                                --             --          --          --          --
 10. Total distributions                                            (0.20)         (1.35)      (0.52)      (0.40)      (0.30)
 11. NET ASSET VALUE, END OF PERIOD                                 $33.65         $23.54      $18.48      $15.51      $13.45
 12. Total return                                                   43.98%         35.66%      22.75%      18.45%      30.17%
 13. Net assets, end of period (in thousands)                   $2,942,649     $1,103,549    $608,281    $325,789    $126,911
 14. Average net assets for the period (in thousands)           $1,775,373       $789,454    $477,914    $216,125     $77,344
 15. Ratio of gross expenses to average net assets                   0.67%(1)       0.68%(1)    0.70%(1)    0.69%(1)    0.78%(1)
 16. Ratio of net expenses to average net assets                     0.67%          0.68%       0.69%       0.69%       0.76%
 17. Ratio of net investment income to average net assets            0.30%          0.26%       0.91%       1.39%       1.24%
 18. Portfolio turnover rate                                           53%            73%        122%         87%        185%
-----------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.69% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.98% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 20 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                Periods ending December 31
                                                                   1999         1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $27.64      $20.55      $18.24      $17.08      $13.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          --          --          --        0.24
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     33.46        7.09        2.31        1.36        3.47
  4. Total from investment operations                                33.46        7.09        2.31        1.36        3.71
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --          --          --          --      (0.25)
  6. Dividends (in excess of net investment income)                     --          --          --          --          --
  7. Distributions (from capital gains)                             (1.40)          --          --      (0.19)          --
  8. Distributions (in excess of realized gains)                        --          --          --          --          --
  9. Tax return of capital distributions                                --          --          --      (0.01)          --
 10. Total distributions                                            (1.40)          --          --      (0.20)      (0.25)
 11. NET ASSET VALUE, END OF PERIOD                                 $59.70      $27.64      $20.55      $18.24      $17.08
 12. Total return                                                  125.40%      34.26%      12.66%       7.95%      27.48%
 13. Net assets, end of period (in thousands)                   $3,319,619    $772,943    $508,198    $383,693    $185,911
 14. Average net assets for the period (in thousands)           $1,476,445    $576,444    $418,464    $290,629    $107,582
 15. Ratio of gross expenses to average net assets                   0.70%(1)    0.75%(1)    0.76%(1)    0.76%(1)    0.86%(1)
 16. Ratio of net expenses to average net assets                     0.69%       0.75%       0.76%       0.76%       0.84%
 17. Ratio of net investment income to average net assets          (0.50%)     (0.36%)     (0.10%)     (0.27%)       0.58%
 18. Portfolio turnover rate                                          105%        132%        130%         88%        155%
--------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.70% in 1999, 0.75% in 1998, 0.78% in 1997, 0.83% in 1996 and
    0.93% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  21

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1999        1998        1997        1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $21.27      $18.48      $15.72     $11.95       $9.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.06        0.13        0.11       0.05        0.09
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   17.40        3.07        2.80       4.06        2.16
  4. Total from investment operations                              17.46        3.20        2.91       4.11        2.25
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.06)      (0.14)      (0.11)     (0.11)      (0.02)
  6. Dividends (in excess of net investment income)                   --          --          --         --          --
  7. Distributions (from capital gains)                               --          --      (0.01)     (0.23)          --
  8. Distributions (in excess of realized gains)                      --      (0.27)      (0.03)         --          --
  9. Tax return of capital distributions                              --          --          --         --          --
 10. Total distributions                                          (0.06)      (0.41)      (0.15)     (0.34)      (0.02)
 11. NET ASSET VALUE, END OF PERIOD                               $38.67      $21.27      $18.48     $15.72      $11.95
 12. Total return*                                                82.27%      17.23%      18.51%     34.71%      23.15%
 13. Net assets, end of period (in thousands)                   $810,392    $311,110    $161,091    $27,192      $1,608
 14. Average net assets for the period (in thousands)           $425,876    $234,421     $96,164     $7,437      $1,792
 15. Ratio of gross expenses to average net assets**               0.77%(1)    0.86%(1)    0.96%(1)   1.26%(1)    2.69%(1)
 16. Ratio of net expenses to average net assets**                 0.76%       0.86%       0.96%      1.25%       2.50%
 17. Ratio of net investment income to average net assets**        0.26%       0.73%       0.70%      0.62%     (0.80%)
 18. Portfolio turnover rate**                                       80%         93%         86%        65%        211%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) The ratio was 0.84% in 1999, 0.95% in 1998, 1.08% in 1997, 2.21% in 1996 and
    3.57% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 22 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Periods ending December 31
                                                                   1999          1998          1997         1996        1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $29.09        $23.39        $19.44      $15.31      $12.07
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.07          0.16          0.16        0.16        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     18.65          6.59          4.14        4.27        3.19
  4. Total from investment operations                                18.72          6.75          4.30        4.43        3.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.06)        (0.18)        (0.17)      (0.17)      (0.06)
  6. Dividends (in excess of net investment income)                     --            --        (0.02)          --          --
  7. Distributions (from capital gains)                                 --            --        (0.16)      (0.13)          --
  8. Distributions (in excess of realized gains)                        --        (0.87)            --          --          --
  9. Tax return of capital distributions                                --            --            --          --          --
 10. Total distributions                                            (0.06)        (1.05)        (0.35)      (0.30)      (0.06)
 11. NET ASSET VALUE, END OF PERIOD                                 $47.75        $29.09        $23.39      $19.44      $15.31
 12. Total return                                                   64.45%        28.92%        22.15%      29.04%      27.37%
 13. Net assets, end of period (in thousands)                   $6,496,773    $2,890,375    $1,576,548    $582,603    $108,563
 14. Average net assets for the period (in thousands)           $3,862,773    $2,217,695    $1,148,951    $304,111     $59,440
 15. Ratio of gross expenses to average net assets                   0.71%(1)      0.72%(1)      0.74%(1)    0.80%(1)    0.90%(1)
 16. Ratio of net expenses to average net assets                     0.71%         0.72%         0.74%       0.80%       0.87%
 17. Ratio of net investment income to average net assets            0.20%         0.64%         0.67%       0.83%       0.95%
 18. Portfolio turnover rate                                           67%           77%           80%         62%        113%
------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 0.71% in 1999, 0.74% in 1998, 0.81% in 1997, 0.91% in 1996 and
    1.09% in 1995 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  23

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the

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          Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

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          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

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          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

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You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.

The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736